Exhibit 10.2


                               FOURTH AMENDMENT TO
         SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                      LEPERCQ CORPORATE INCOME FUND II L.P.


               This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF LEPERCQ CORPORATE INCOME FUND II L.P. (this "Amendment") is made and effective as of January 3, 2005 by and among the entities and individuals signatory hereto.

               A. Lepercq Corporate Income Fund II L.P., a Delaware limited partnership (the "Partnership") is governed by that certain Second Amended and Restated Agreement of Limited Partnership, dated effective as of August 27, 1998, as amended by that certain First Amendment thereto effective as of June 19, 2003, by Second Amendment thereto effective as of June 30, 2003, and by Third Amendment thereto effective as of December 8, 2004 (the "Agreement"). Unless otherwise defined, all capitalized terms used herein shall have such meaning ascribed such terms in the Agreement.

               B. Lexington Corporate Properties Trust, a Maryland real estate investment trust ("LXP") is the sole unitholder of each of (i) Lex GP-1 Trust, a Delaware statutory trust ("Lex GP") and (ii) Lex LP-1 Trust, a Delaware statutory trust ("Lex LP"). Lex GP is the general partner of the Partnership, Lepercq Corporate Income Fund L.P., a Delaware limited partnership, and Net 3 Acquisition L.P., a Delaware limited partnership (collectively, the "Operating Partnerships"). Lex LP is the Initial Limited Partner of each of the Operating Partnerships.

               C. Pursuant to that certain Underwriting Agreement, dated as of December 2, 2004, by and among Bear, Stearns & Co. Inc. (the "Underwriter "), on the one hand, and LXP and the Operating Partnerships, on the other, and as of the date hereof, LXP has completed the offer and sale (the "Offering") to the Underwriter of an additional 400,000 preferred shares of beneficial interest, classified as 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, of LXP ("Preferred Shares"), pursuant to a prospectus supplement dated December 3, 2004 and the accompanying base prospectus dated October 22, 2003.

               D. The Preferred Shares carry a (i) cumulative preferred dividend, (ii) liquidation preference and (iii) conversion right.

               E. Pursuant to Section 4.2 of the Agreement, the Partnership may issue additional partnership interests to LXP and its affiliates in connection with the issuance of shares by LXP provided LXP makes a capital contribution to the Partnership of the proceeds raised in connection with such issuance.

               F. LXP has agreed to contribute a portion of the proceeds of the Offering to the Partnership in exchange for Series C Preferred Operating Partnership Units ("Preferred OP Units") in the Partnership to be issued to an affiliate of LXP, Lex LP.

               G. As required by Section 4.2 of the Agreement, the Preferred OP Units have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the Preferred Shares, as further described and set forth in the Certificate of Designation for the Preferred OP Units dated as of December 8, 2004.

               H. As of the date hereof, and pursuant to the terms of the Agreement, the parties hereto desire to amend the Agreement to reflect the issuance of an additional 65,112 Preferred OP Units to Lex LP as well as all other changes in the ownership of Partnership Units since the date of the Agreement by amending and restating Exhibit A to the Agreement.

               NOW, THEREFORE, the undersigned, being desirous of effectuating the foregoing and amending the Agreement accordingly, hereby enter into this Amendment and amend the Agreement as follows:

               1. Preferred OP Units. Lex LP is hereby issued 65,112 Preferred OP Units and shall have the rights, preferences and privileges as set forth in the Certificate of Designation. To the extent there is a conflict between the terms of the Certificate of Designation and the terms of the Agreement, the terms of the Certificate of Designation shall control.

               2. Exhibit A. Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A hereto.

               3. Miscellaneous. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment on behalf of the Partnership in accordance with the provisions of
Section 14.1 of the Agreement as of the date first written above.


                                    GENERAL PARTNER:

                                    LEX GP-1 TRUST


                                    By:     /s/ T. Wilson Eglin
                                            ------------------------------
                                            T. Wilson Eglin
                                            Vice President

                                    EXHIBIT A
                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
General Partner
---------------

Lex GP-1 Trust                               $100            35,411         0.72018%             N/A

Limited Partner
---------------

Lex LP-1 Trust                               $100         3,462,082.5      70.41091%             N/A

Series B Preferred Limited Partner
----------------------------------

Lex LP-1 Trust                           $14,199,025        567,961         100% (of             N/A
                                                                           Series B)
Series C Preferred Limited Partner
----------------------------------

Lex LP-1 Trust                          $24,568,637.56      504,619         100% (of             N/A
                                                                           Series C)

Special Limited Partners                                                    1.11285%             N/A
------------------------

Douglas S. Altabef                          _____            3,354

The LCP Group, L.P.                         _____            14,914

Ellen C. Monk                               _____           2,161.5

E. Robert Roskind                           _____            21,443

Richard J. Rouse                            _____            8,241

Edward C. Whiting                           _____            4,605

Phoenix Limited Partner                                                     4.37884%          15-Jan-99
-----------------------

E. Robert Roskind                       G.P. interest       175,306

The E. Robert Roskind Family, L.P.                           40,000

Warren Limited Partners                     (Units                         23.34995%           1-Sep-99
-----------------------                  Contributed)

AGR Trust                                     2              6,672

Ambrose, Joseph D.                            1              3,336

Ambrose, Joseph D. III                        1              3,336

Angell, E. Joe                                1              3,336

Baghramian, Michael M. & Carol                1              3,336

Bain, Frank L.(Jr.) & Linda C.                1              3,336

Bancroft, Toby O. Jr.                         1              3,336

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Barnett, Paul                                0.5             1,668

Bartlett, June F.                             1              3,336

Becker, Karl E.                              0.5             1,668

Berg, Michael P. & Virginia I.                1              3,336

Berger, Milton                                1              3,336

Berman, Michael L.                            1              3,336

W.C. & P.G. Bickett Family Trust              1              3,336

Birdsall, John H. Revocable                   1              3,336
Intervivos Trust

Bolliger, Theodore T.                        0.5             1,668

Bond, John L.                                 1              3,336

Botsai, Elmer E.                             0.5             1,668

Boyd, John & Sylvia                           1              3,336

Breen, James J.                               1              3,336

Brenner, William I.                           1              3,336

Broback Family Trust                          1              3,336

Burnett Living Trust                          1              3,336

Carpenter, David R.                          0.5             1,668

Chambers, Richard O.                          1              3,336

Chen, Howard H.                               1              3,336

Chen, Wen Long & Chun Hwa                    0.5             1,668

Cherin, Harris A.                            0.5             1,668

Chinn, Aaron                                  1              3,336

Clark, William R. & Janice R.                 1              3,336

Coberly (Joseph E. Jr.)Revocable Trust        1              3,336

Cooper, George M.                            0.5             1,668

Croft (Nelda J.) Trust dtd 6/2/89             1              3,336

Crow, Frank (Jr.)                            0.25             834

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Cuneo, Joseph J.                              1              3,336

Dafcik, William V. (Jr.)                     0.25             834

Dash, Jay                                     1              3,336

Davis, Phyllis B.                             1              3,336

DeLapp, Phyllis B.                            1              3,336

DMK Trust                                     1              3,336

Dorman, Malcolm J.                           0.5             1,668

Dunn, Jerry.                                  1              3,336

Eagleson, James S. & Elree F.                 1              3,336

Edelman (Alan) Trust                          1              3,336

Ehland, Elizabeth                           0.333            1,111

Eleuterio, Herbert                            1              3,336

Endsley, (Fred S. Jr.) Ins. Trust             1              3,336

Evans, Robert L. & Jewell V.                  1              3,336

Everett, Billy T. & Betty J.                  1              3,336

Fogarty, Patrick J.                           1              3,336

Fogelson, Jeffery P. & Janet                  1              3,336

Fout, James E.                               0.5             1,668

Fouts, John B. & Susan                        1              3,336

Fox, Jerrold & Miriam                         1              3,336

Frandsen (James S.) Trust u/a/d 5/7/90        1              3,336

Gibbins, Peggie                               1              3,336

Girod, Rene M.                                1              3,336

Gold, Ronald A.                               1              3,336

Goldfinger, David A. Trust                    1              3,336

Gosseen, Robert I. & Francine A.              1              3,336

The LCP Group                                 1              3,336

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Grimes, Daphne B.                             1              3,336

Grossman, Kenneth S.                          1              3,336

Habermann, James H. & Helen A.                1              3,336

Hallisey, Michael J. & Elizabeth              1              3,336

Hamada, Frank K.                             0.5             1,668

Hanger, Robert T.                             1              3,336

Hendler, Albert I.                            1              3,336

Henry, Drexwell                               4              13,343

Hilb, Justin M.                               1              3,336

HMSP Realty Co.                               1              3,336

Houston, Robert A.                            1              3,336

Hundahl (John C.) Trust                       1              3,336

Hyde, Dolores                                0.5             1,668

Ingram, Charles B.                            1              3,336

Irmscher, Carol M.                            1              3,336

Ito, Thomas Yakata                           0.5             1,668

Jameson, Jacqueline                         0.333            1,111

Jenkins, Stephen L                            1              3,336

Johnson, Russell L. & Mary C.                 1              3,336

Jones (Edna M.) Rev. Trust uad 9/24/91        1              3,336

Joseph, Allen S.                              1              3,336

Joseph, Gerald                                1              3,336

Kaplansky, Arthur                             1              3,336

Kaufman (Irving & Beatrice) Rev Trust         1              3,336

Keto, Robert E.                               1              3,336

Korshun, Sanford L.                           1              3,336

Kraines, Lawrence M.                          3              10,007

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Kraines, Maurice H.                           8              26,686

Kraines, Steven                               3              10,007

Kuhlmann, Bruce W.                            1              3,336

Larson, Carol                                 1              3,336

Lee, Robert T.                               0.5             1,668

Lee, Winfred Y.                               1              3,336

Lesser, Melvin M.                            1.5             5,004

Lesser, Norman B.                            0.5             1,668

Levine (Howard & Irene) Trust                 1              3,336

Levy, James A. & Paul G.                      1              3,336

Levy, Marie                                  0.5             1,668

Lockton, John D. Jr.                          1              3,336

Love, Elizabeth                               1              3,336

Lynch, F.F. Revocable Trust                   1              3,336

Mankodi, Rashmikant P.                        1              3,336

Markstein Trust                               1              3,336

Maruyama, Donald                             0.5             1,668

Maruyama, Harriet H.                         0.5             1,668

McCanna, Living Trust                        0.5             1,668

McCowan, Robert T.                            1              3,336

McDonald, Allen R.                           0.5             1,668

McGarry, Frank P.                            0.5             1,668

McKee, Susan D.                              0.5             1,668

McMillin, Gertrude                           0.25             834

Monk, Edward H.                              0.5             1,668

Moss, Joel                                   0.5             1,668

Naparst, Eugene A.                           0.5             1,668

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Oceans Unlimited Partnership                  1              3,336

Oliver, Fred L.                               1              3,336

O'Meallie, Lawrence P.                        1              3,336

Osborn, Robert P.                            0.5             1,668

Otsuka, Charles I.                            1              3,336

Padfield, Denise                             0.25             834

Patel, Chupendra & Indira                     1              3,336

Penn, Sanford R. Jr.                          1              3,336

Phillips, Merlin                             0.5             1,668

Philpot, Donald                               1              3,336

Pine Forrest Irrevocable Trust                1              3,336

Potthoff, Anne                               0.25             834

Quigg, John D. & Tim D.                       1              3,336

Quinn, David C.                              0.5             1,668

Rockstrom, Donald W.                         0.5             1,668

Rosenberg, Seligman                           1              3,336

Roth, Paul W. Sr.                             2              6,672

Russell, Charles M. Jr.                      0.5             1,668

Sanders Family Trust                          1              3,336

Sandin (Richard L.) Trust                     1              3,336

Sandin, R. Keith                              1              3,336

Silberer, Eunice D.                           3              10,007

Simmons, William M.                           1              3,336

Sindler, Richard A.& Victoria M.              1              3,336

Smith, Edwin E.                               1              3,336

Smith, Sandra                                 5              16,679

Specht, Alan                                  1              3,336

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Spira, Melvin                                 1              3,336

St. Martin, M. Edward Jr.                     1              3,336

Stein, Gail Revocable Trust                  0.5             1,668

Stone, Bohdan W.                             0.5             1,668

Storaasli (Iris) Marital Trust                1              3,336

Stritmatter, Paul L.                          1              3,336

Sullivan, Pamalee Jean                      0.333            1,111

Sonia G. Travis Trust                         1              3,336

UBATCO & CO.                                 0.5             1,668

Verlin, Murray                                1              3,336

Voute, P. Michael                             1              3,336

Watt, Emily                                  0.25             834

Weckerle, Joseph F.                           1              3,336

Weinstock, Michael                            1              3,336

Weinstock, George A.                          1              3,336

Weyand, Fred C.                               1              3,336

Wilcox, Allen                                 1              3,336

Williamson, Ronald K.                         1              3,336

Worthington (Frances Fant) Special            1              3,336
Trust

Wright, Robert R.                             1              3,336

Wu, Yen Bin & Jean Eng                       0.5             1,668

Yusim, Milton & Jo Anne                       1              3,336

Zahr, Sameer & Muna                           1              3,336

Zaslow, Stanley & Thelma                      1              3,336

Roskind, E. Robert                          0.302            22,300

Monk, Ellen C.                              0.1125           1,575

Rouse, Richard J.                           0.121            40,296

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                                           Percentage
                                           Capital        Partnership     Interest of         Redemption
           Name of Partner               Contribution        Units           Class          Exemption Date
---------------------------------------------------------------------------------------------------------------
Whiting, Edward C.                          0.095            53,015

Kinnunen, Peter J.                          0.078            35,394

Dannhauser, James F.                         0.01              33

The LCP Group, L.P.                                         373,116

Peterson (Terrell) Trust dtd. 4/5/90                         35,214

Roskind, E. Robert 2001 Trust                                33,333

Third Lero Corp.                                             3,404

                      Scannell Limited Partners Supplement
                      ------------------------------------

               As a result of Lepercq Corporate Income Fund II L.P. (the "Partnership") and Lexington OC LLC ("LOC") having entered into a Contribution Agreement with Scannell Properties #14 LLC, an Indiana limited liability company ("Scannell #14") and Scannell Properties #16 LLC, an Indiana limited liability company ("Scannell #16," collectively with Scannell #14, the "Scannell Entities" or individually a "Scannell Entity") on the date hereof, pursuant to which at the direction of the Partnership, LOC acquired fee title to certain real property commonly known as 191 and 200 Arrowhead Drive in Hebron Business Center in Hebron, Ohio and the building improvements thereon (the "Property") from the Scannell Entities, subject to Seller's Indebtedness (as defined in the Agreement for Purchase and Sale, dated September 20, 2001, between Scannell Entities and Lexington Corporate Properties Trust in respect of the Property (the "Purchase Agreement")), the General Partner pursuant to Section 4.2A and Section 14.1.B(2) of the Partnership Agreement (defined below) has authorized the issuance of Partnership Units to the Scannell Entities. The Scannell Entities shall receive the number of Partnership Units specified in the Schedule. For purposes of applying the terms and conditions of the Partnership Agreement, the Scannell Entities shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, the Scannell Entities shall be entitled to receive cash distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of Lexington Corporate Properties Trust ("LXP") common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record from and after the date hereof.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Scannell Entities. Pursuant to the General Partner's authority in Section 14.1.B(2), Partnership taxable income shall be specially allocated to the Scannell Entities in an amount equal to, but not in excess of, all cash distributions to the Scannell Entities; provided, however, that the Scannell Entities shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement; provided further, that with respect to Exhibit C2.A.(1)(a) of the Partnership Agreement that in the case of the Property, such items attributable thereto shall be allocated among the Partners using the "traditional method" under Treasury Regulation Section 1.704-3(b)(1).

               For purposes of Section 8.4 of the Partnership Agreement, on the first anniversary of the Closing Date (as such term is defined in the Purchase Agreement) and on each December 1, March 1, June 1 and September 1 thereafter (each a "Specified Redemption Date"), the Scannell Entities shall have the right (the "Scannell Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Scannell Entities for the Redemption Amount to be delivered by the Partnership; provided, however, that the Scannell Entities must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Scannell Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-3 modified to reflect the Scannell Entities giving notice) delivered to the General Partner and LXP on a Specified

Redemption Date by the Scannell Entity who is exercising the redemption right (the "Scannell Redeeming Partner"). The Scannell Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Scannell Entities may exercise the redemption rights of the Scannell Entities, and the Scannell Entities shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Scannell Entities, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to the Scannell Entities.

               The Partnership Units held by the Scannell Entities shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to dispose of its interest in the Property or repay any of the Seller's Indebtedness with respect to the Property (other than normal periodic payments of principal and other than a refinancing that does not result in a reduction of the Seller's Indebtedness) during the Tax Protection Period without the prior consent of the holders of fifty one (51%) percent of the Partnership Units held by the Scannell Entities, except that the foregoing covenant shall not apply and no such consent shall be required in the event of (a) a foreclosure of the Property and any subsequent sale thereof by any lender or such lender's designee or assignee; (b) sale of the Property by the Partnership after the disaffirmance or rejection of either of (i) the Net Lease Agreement dated October 2, 1998, as amended by First Amendment to Lease Agreement dated as of July 12, 1999, as amended by Second Amendment to Lease Agreement dated as of March 2, 2001, as amended by Third Amendment to Lease Agreement, dated as of October 16, 2001, between Scannell Properties #16, LLC and Owens Corning in respect of the Property or (ii) the Net Lease Agreement dated August 25, 1999, as amended by First Amendment to Net Lease Agreement dated as of March 2, 2001 as amended by Second Amendment to Lease Agreement, dated as of October 16, 2001, between Scannell Properties #14, LLC and Owens Corning in respect of the Property; (c) a sale of the Property by the Partnership if the Partnership determines that such disposition is necessary to ensure its continued qualification as a real estate investment trust, or (d) an exchange of the Property meeting the requirements of Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code") (Items a, b, c, and d above are hereinafter referred to as the "Exempted Transactions"). In any event in which the Partnership determines to dispose of the Property, the Partnership agrees to use its best efforts to structure such a disposition as an exchange that meets the requirements of Section 1031 of the Code.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Scannell Entities are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. The Scannell Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Scannell Redeeming Partner as a sale of the Scannell Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The

Scannell Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Scannell Redemption Right.

               "Non-Recourse Built-in Gain" shall mean gain recognized by the Scannell Entities under Section 731(a)(1) of the Code as a result of a deemed distribution under Section 752(b) of the Code.

               "Nonrecourse Debt" means the type of indebtedness which is described in Treasury Regulation Section 1.752-1(a)(2), provided that if under this Supplement such indebtedness of the Partnership is to be guaranteed by the Scannell Entities, then "Nonrecourse Debt" means the type of indebtedness which would be described in Treasury Regulation Section 1.752-1(a)(2) but for any such guarantee(s).

               "Qualified Debt" means Nonrecourse Debt which also constitutes "qualified nonrecourse financing" within the meaning of Section 465(b)(6) of the Code.

               "Required Debt Amount" means from time to time, as to the Scannell Entities, the amount of indebtedness of the Partnership which needs to be allocated to the Scannell Entities pursuant to Treasury Regulation Section
1.752 such that the Scannell Entities will not recognize any Non-Recourse Built-in Gain. The Required Debt Amount for the Scannell Entities as of the date of this Supplement is set forth on Exhibit A attached hereto. Such amount (including any modification thereof pursuant to the immediately following sentence) shall automatically change from time to time as a result of the operations, allocations of taxable income and loss, and distributions made by the Partnership. It is understood that the Required Debt Amount set forth on Exhibit A is believed by the Scannell Entities to be the requisite amount as of the date hereof but until tax returns are completed for the Scannell Entities such amounts are not final, and after the date hereof, until April 25, 2002, the Scannell Entities may provide to the Partnership a different, then current Required Debt Amount to reflect any such final determination, and thirty (30) days after receipt thereof by the Partnership, Exhibit A shall be deemed amended to reflect such other amount; provided that in no event shall such amount be five percent (5%) more or less than the Required Debt Amount set forth on Exhibit A.

               "Tax Protection Period" shall mean the earlier of (i) the span of time commencing on the date hereof and ending on the second (2nd) anniversary thereof, or (ii) the date on which all of the Partnership Units issued to the Scannell Entities have been redeemed, sold or otherwise disposed of in other than a non-taxable disposition.

               In the event the Partnership (or any entity which obtained the Property directly or indirectly from the Partnership in a fully or partially non-taxable transaction) intends to repay or refinance any indebtedness of the Partnership or any such other entity secured by the Property (or allocated to the Property as contemplated below) or which indebtedness has been guaranteed (in part) by the Scannell Entities (other than normal periodic payments of principal or a refinancing which does not result in a reduction of such indebtedness), the Partnership shall notify the Scannell Entities prior to engaging in any such repayment or refinancing, which notice shall include the Partnership's good faith estimate of the amount of the reduction in the Partnership's liabilities that will be allocated to the Scannell Entities for inclusion in its tax basis pursuant to Section 752 of the Code as a result of such repayment or refinancing. The Partnership shall include in its notice how it intends to provide for compliance with this Section. Any such notice shall be given as soon as reasonably possible before a proposed repayment or refinancing but in any event at least fifteen (15) days prior to any such repayment or refinancing.

               To the extent the amounts allocated or to be allocated pursuant to Treasury Regulation 1.752-3(a) are not sufficient to result in the Scannell Entities receiving an allocation of Qualified Debt at least equal to the Required Debt Amount, the Partnership shall be obliged to provide the Scannell Entities with the opportunity to make a so-called "bottom-up" guarantee of either (m) new secured Qualified Debt of the Partnership fulfilling the requirements set forth immediately below, (n) new unsecured, unsubordinated Qualified Debt of the Partnership or (o) if no debt of the Partnership under clauses (m) or (n) is either then being incurred or such debt does not meet the other requirements of this paragraph applicable to any such debt, existing secured or unsecured Qualified Debt of the Partnership, but only if the Scannell Entities are provided sufficient evidence of the validity under applicable law of a guarantee thereof made pursuant to this Supplement. In all events under this paragraph, the general partner(s) of the Partnership shall be exculpated under the applicable loan documents and no other partner of the Partnership, or any affiliate of any partner (general or limited), shall be liable for any portion of any indebtedness described in this paragraph to be guaranteed by the Scannell Entities. Any such debt of the Partnership so guaranteed by the Scannell Entities for which the Scannell Entities are allocated a share of the Partnership's indebtedness under Treasury Regulation Section 1.752-2 is herein referred to as "Guaranteed Debt".

               The requirements for Qualified Debt under subclause (m) of the preceding paragraph above shall be that the principal amount of such Qualified Debt at the time of the making of any proposed guarantee does not exceed a seventy percent (70%) loan to fair market value ratio and has a commercially reasonable debt service coverage ratio, and the portion of such Qualified Debt to be guaranteed by the Scannell Entities pursuant hereto does not exceed the lesser of (1) the bottom sixty percent (60%) of the stated principal amount of the Qualified Debt or (2) the bottom thirty-five percent (35%) of the fair market value of the encumbered property, the bottom portion being the amount such that if the encumbered property were foreclosed upon, the Scannell Entities would not be required to pay or perform under such guarantee unless the proceeds from the foreclosure sale were less than sixty percent (60%) (or such lesser percentage of the stated principal in the event a lower limit is set in the preceding paragraph) of the stated principal amount of the Qualified Debt. If any Guaranteed Debt is unsecured debt of the Partnership, the portion to be guaranteed shall be the bottom twenty-five percent (25%) of the stated principal amount of such unsecured debt.

               If and to the extent a Scannell Entity redeems, sells or otherwise disposes of all or any Partnership Units (but not including herein a conversion or redemption into other Partnership Units), then the provisions of this Supplement related to the allocation of indebtedness to the Scannell Entities as to any such Partnership Units so redeemed, sold or otherwise disposed of, shall end at the time of such redemption, sale or other disposition.

               This document may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the parties hereto have executed this Scannell Limited Partner Supplement on or as of December 6, 2001.

                             SCANNELL PROPERTIES #14, LLC

                             By:  /s/ Douglas L. Snyder
                                -----------------------
                                  Name:  Douglas L. Synder
                                  Title:  Manager

                             SCANNELL PROPERTIES #16, LLC

                             By:  /s/ Douglas L. Snyder
                                -----------------------
                                  Name:  Douglas L. Synder
                                  Title:  Manager

                             LEPERCQ CORPORATE INCOME FUND II L.P.
                             By:  Lex GP-1, Inc., General Partner

                             By:  /s/ Richard J. Rouse
                                ----------------------
                                  Name:  Richard J. Rouse
                                  Title:  Vice President

Scannell Entities                          Required Debt Amount
------------------                         --------------------
Scannell Properties #14 LLC                $1,382,641.59
Scannell Properties #16 LLC                $2,807,181.41


                              PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS
                                           Capital        Partnership      Percentage         Redemption
Name of Partner                          Contribution        Units          Interest        Exemption Date
---------------------------------------------------------------------------------------------------------------
Scannell Limited Partners                                                   0.02727%           1-Dec-02
-------------------------
Scannell Properties #14 LLC                 $6,305            443
Scannell Properties #16 LLC               $12,801.07          898